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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) March 20, 2001

                              VillageEDOCS, INC.
            (Exact name of registrant as specified in its chapter)

         California             CUSIP NO.  927118 10 9         33-0668917
 ----------------------------  -------------------------  -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation              File Number)         Identification No.)


               14471 Chambers Rd.
          Ste. 105, Tustin, California                       92780
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     (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (714) 734-1030
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         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

  Exhibit 16. Letter from Arthur Anderson LLP to the Securities and Exchange Commission dated February 19, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VillageEdocs, Inc.

                                               (Registrant)

March 21, 2001                              /s/ Michael Richard
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    Date                                       Michael Richard, Controller